UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	July 17, 2013

OGE ENERGY CORP.
(Exact Name of Registrant as Specified in Its Charter)

Oklahoma
(State or Other Jurisdiction of Incorporation)

1-12579	73-1481638
(Commission File Number)	(IRS Employer Identification No.)

321 North Harvey, P.O. Box 321, Oklahoma City, Oklahoma	73101-0321
(Address of Principal Executive Offices)	(Zip Code)

405-553-3000
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

* Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
* Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
* Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
* Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

OGE Energy Corp. (the "Company") is the parent company of Oklahoma Gas and Electric Company ("OG&E"), a regulated electric utility with approximately 801,000 customers in Oklahoma and western Arkansas. In addition, OGE holds 50 percent of the general partner interest created by the merger of OGE's Enogex LLC midstream subsidiary and the pipeline and field services businesses of Houston-based CenterPoint Energy.
On July 17, 2013, the Company issued a press release announcing that the Company's Board of Directors named Sean Trauschke as President of OG&E. Mr. Trauschke, 46, will continue to serve as Vice President and Chief Financial Officer of both the Company and OG&E, positions Mr. Trauschke has held since April 2009. Prior to April 2009, Mr. Trauschke served as Senior Vice President of Investor Relations and Financial Planning of Duke Energy (electric utility company) since 2007. For further information, see the attached press release which is furnished as Exhibit 99.01 and incorporated herein by reference.

On July 17, 2013, the Company's Board of Directors elected a new director, Ms. Sheila G. Talton. Ms. Talton, President and Chief Executive Officer of Gray Matter Analytics, a consultancy offering data analytics and predictive modeling services and solutions to organizations in the financial services and health care industries, was elected, effective at the next Board meeting, to a term expiring at the Company's Annual Meeting of Shareholders scheduled for May 2014, at which time she is expected to be nominated for approval by the Company's shareowners. It has not yet been determined on which committees of the Board Ms. Talton will serve. Ms. Talton will receive compensation for her Board service consistent with the compensation received by the Company's other non-employee directors (which is described in Exhibit 10.38 to the Company's Form 10-K for the year ended December 31, 2012), prorated from the commencement of her service on the Board and committees on which she will serve. For further information, see the attached press release which is furnished as Exhibit 99.02 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.01	Press release dated July 17, 2013, announcing Sean Trauschke named President of Oklahoma Gas and Electric
99.02	Press release dated July 22, 2013, announcing OGE Energy Corp. names Sheila Talton to Board of Directors

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OGE ENERGY CORP.
(Registrant)

By:	/s/ Scott Forbes
Scott Forbes
Controller and Chief Accounting Officer

July 23, 2013